UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 28, 2004

                                                              IRS Employer
Commission        Registrant; State of Incorporation;         Identification
File Number       Address; and Telephone Number               Number
-----------       -----------------------------               ----------------
1-13739           UNISOURCE ENERGY CORPORATION                86-0786732
                  (An Arizona Corporation)
                  One South Church Avenue, Suite 100
                  Tucson, AZ  85701
                  (520) 571-4000

1-5924            TUCSON ELECTRIC POWER COMPANY               86-0062700
                  (An Arizona Corporation)
                  One South Church Avenue, Suite 100
                  Tucson, AZ  85701
                  (520) 571-4000

Item 9. Regulation FD Disclosure
--------------------------------

In connection with a proposed refinancing of Tucson Electric Power Company's
(TEP) credit facilities and a presentation to potential investors, TEP and UniSource Energy Corporation are disclosing the non-GAAP financial measures set forth below in respect to TEP. The most directly comparable financial measure calculated and presented in accordance with GAAP is also set forth directly below each such non-GAAP financial measure. Such refinancing, if successfully completed, is expected to reduce TEP's annual interest expense, including letter of credit fees, related to its credit facilities by up to $8 million on a pre-tax basis, as well as extend the term of such facilities.


EBITDA AND NET INCOME
---------------------

------------------------------- -------------------------- --------------
($ in millions)                    Year Ended December 31
------------------------------- -------- -------- -------- --------------
                                   2000     2001     2002   LTM 9/30/03*
------------------------------- -------- -------- -------- --------------
EBITDA                           $361.5   $409.5   $362.9         $365.0
------------------------------- -------- -------- -------- --------------
Net Income                       $ 51.2    $75.3    $53.7         $114.6
------------------------------- -------- -------- -------- --------------
* LTM = Last twelve months


EBITDA represents earnings before interest, taxes, depreciation, and amortization. EBITDA is presented here because it can be used as an indication of a company's ability to incur and service debt and is commonly used as an analytical indicator in our industry. EBITDA measures presented may not be comparable to similar titled measures used by other companies. EBITDA is not a measurement presented in accordance with United Stated generally accepted accounting principles, or GAAP, and we do not intend EBITDA to represent net income or cash flows from operations as defined by GAAP. You should not consider EBITDA to be an alternative to net income, cash flows from operations or any other items calculated in accordance with GAAP or an indicator of our operating performance.

The following are the components of TEP's EBITDA:

-------------------------------------------------- ------------------------------------------ ---------------
($ in millions)                                             Year Ended December 31
-------------------------------------------------- -------------- ------------- ------------- ---------------
                                                            2000          2001          2002  LTM 9/30/03
-------------------------------------------------- -------------- ------------- ------------- ---------------
Net Income                                                $ 51.2         $75.3         $53.7          $114.6
-------------------------------------------------- -------------- ------------- ------------- ---------------
Adjustments:
-------------------------------------------------- -------------- ------------- ------------- ---------------
     Less: After Tax Items                                     -         (0.5)             -          (67.5)
-------------------------------------------------- -------------- ------------- ------------- ---------------
     Plus: Income Taxes                                     26.6          55.9          35.4            34.9
-------------------------------------------------- -------------- ------------- ------------- ---------------
     Plus: Interest Expense                                166.3         158.5         153.8           160.0
-------------------------------------------------- -------------- ------------- ------------- ---------------
     Less: Other Income/Deductions                        (18.7)        (23.7)        (33.8)          (32.7)
-------------------------------------------------- -------------- ------------- ------------- ---------------
     Plus: Allowance for Funds Used During
         Construction - Equity                               1.3           0.8           0.7             1.2
-------------------------------------------------- -------------- ------------- ------------- ---------------
     Plus: Depreciation and Amortization                   113.5         117.1         124.1           121.0
-------------------------------------------------- -------------- ------------- ------------- ---------------
     Plus: Amortization of Transition
          Recovery Asset                                    17.0          21.6          24.6            29.1
-------------------------------------------------- -------------- ------------- ------------- ---------------
     Plus: Depreciation included in Fuel
          Expense                                            4.3           4.5           4.4             4.4
-------------------------------------------------- -------------- ------------- ------------- ---------------
EBITDA                                                    $361.5        $409.5        $362.9          $365.0
-------------------------------------------------- -------------- ------------- ------------- ---------------



NET DEBT AND TOTAL DEBT AND CAPITAL LEASE OBLIGATIONS
-----------------------------------------------------

----------------------------- ----------- ----------- ------------- ----------- ----------- -----------

($ in millions)                 12/31/98    12/31/99      12/31/00    12/31/01    12/31/02     9/30/03
----------------------------- ----------- ----------- ------------- ----------- ----------- -----------
Net Debt                        $2,069.5    $2,056.2      $1,943.2    $1,921.2    $1,782.6    $1,781.4
----------------------------- ----------- ----------- ------------- ----------- ----------- -----------
Total Debt and Capital
Lease Obligations               $2,087.3    $2,100.8      $2,012.7    $2,005.7    $1,974.5    $1,960.4
----------------------------- ----------- ----------- ------------- ----------- ----------- -----------


Net Debt represents TEP's debt and capital lease obligations less investment in lease debt. We have subtracted investment in lease debt because it represents TEP's ownership of its own capital lease obligations. Net Debt measures presented may not be comparable to similarly titled measures used by other companies. Net Debt is not a measurement presented in accordance with GAAP and we do not intend Net Debt to represent debt as defined by GAAP. You should not consider Net Debt to be an alternative to debt or any other items calculated in accordance with GAAP.

-------------------------------------------------------------------------------------------------------
                RECONCILIATION OF TOTAL DEBT AND CAPITAL LEASE OBLIGATIONS TO NET DEBT
----------------------------- ----------- ----------- ------------- ----------- ----------- -----------

             ($ in millions)    12/31/98    12/31/99      12/31/00    12/31/01    12/31/02     9/30/03
----------------------------- ----------- ----------- ------------- ----------- ----------- -----------
              Long-Term Debt    $1,184.4    $1,135.8      $1,132.4      $801.9    $1,128.4    $1,126.7
----------------------------- ----------- ----------- ------------- ----------- ----------- -----------
 Current Portion - Long-Term        $1.7       $48.6          $1.7      $330.3        $1.7        $1.7
                        Debt
----------------------------- ----------- ----------- ------------- ----------- ----------- -----------
             Short-Term Debt          $-          $-            $-          $-          $-       $20.0
----------------------------- ----------- ----------- ------------- ----------- ----------- -----------
                  TOTAL DEBT    $1,186.1    $1,184.4      $1,134.1    $1,132.2    $1,130.1    $1,148.4
----------------------------- ----------- ----------- ------------- ----------- ----------- -----------
   Capital Lease Obligations      $889.6      $880.1        $857.5      $853.4      $801.5      $761.8
----------------------------- ----------- ----------- ------------- ----------- ----------- -----------
   Current Portion - Capital       $11.6       $36.3         $21.0       $20.0       $42.9       $50.2
           Lease Obligations
----------------------------- ----------- ----------- ------------- ----------- ----------- -----------
      TOTAL DEBT AND CAPITAL    $2,087.3    $2,100.8      $2,012.6    $2,005.6    $1,974.5    $1,960.4
           LEASE OBLIGATIONS
----------------------------- ----------- ----------- ------------- ----------- ----------- -----------
    Investment in Lease Debt     ($17.8)     ($44.6)       ($69.4)     ($84.4)    ($191.9)    ($179.0)
----------------------------- ----------- ----------- ------------- ----------- ----------- -----------
                    NET DEBT    $2,069.5    $2,056.2      $1,943.2    $1,921.2    $1,782.6    $1,781.4
----------------------------- ----------- ----------- ------------- ----------- ----------- -----------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            UNISOURCE ENERGY CORPORATION
                                                     (Registrant)


Date:  January 28, 2004                             /s/Kevin P. Larson
                                            ------------------------------------
                                                       Kevin P. Larson
                                                     Vice President and
                                                 Principal Financial Officer


                                            TUCSON ELECTRIC POWER COMPANY
                                                     (Registrant)


Date:  January 28, 2004                             /s/Kevin P. Larson
                                            ------------------------------------
                                                       Kevin P. Larson
                                                     Vice President and
                                                 Principal Financial Officer